REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING FIRM


To the Board of
Trustees of Mutual
Fund Series Trust
and the Shareholders
of Day Hagan
Tactical Allocation
Fund of ETFs and
Day Hagan Tactical
Dividend Fund


In planning and
performing our audits
of the financial
statements of Day
Hagan Tactical
Allocation Fund of
ETFs and Day Hagan
Tactical Dividend Fund
(the "Funds"), each a
series of shares of
beneficial interest in
Mutual Fund Series
Trust, as of June 30,
2016 and for the year
then ended, in
accordance with the
standards of the Public
Company Accounting
Oversight Board
(United States)
("PCAOB"), we
considered the Funds
internal control over
financial reporting,
including controls over
safeguarding
securities, as a basis
for designing our
auditing procedures for
the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial
reporting.  Accordingly,
we express no such
opinion.

The management of
the Funds is
responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  A companys
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding
the reliability of
financial reporting and
the preparation of
financial statements for
external purposes in
accordance with
accounting principles
generally accepted in
the United States of
America ("GAAP").  A
companys internal
control over financial
reporting includes
those policies and
procedures that (1)
pertain to the
maintenance of
records that, in
reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of the financial
statements in
accordance with
GAAP, and that
receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
companys assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A
material weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Funds' annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of
the Funds' internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would
not necessarily
disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the
PCAOB.  However, we
noted no deficiencies
in the Funds internal
control over financial
reporting and its
operation, including
controls over
safeguarding securities
that we consider to be
a material weakness,
as defined above, as
of June 30, 2016.



This report is intended
solely for the
information and use of
management, the
shareholders of the
Day Hagan Tactical
Allocation Fund of
ETFs and Day Hagan
Tactical Dividend
Fund, the Board of
Trustees of Mutual
Fund Series Trust, and
the Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.




BBD, LLP
Philadelphia,
Pennsylvania
August 29, 2016